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                                                                       EXHIBIT 1

                          LOCKHEED MARTIN CORPORATION

                           Guaranteed Debt Securities

                        Payments on the Guaranteed Debt
                          Securities are Guaranteed by

                     LOCKHEED MARTIN TACTICAL SYSTEMS, INC.


                             Underwriting Agreement
                             ----------------------



                                                               ________ __, 199_


To the several Underwriters
  named in the respective Pricing
  Agreement hereinafter described


Dear Sirs:

     From time to time Lockheed Martin Corporation, a Maryland corporation (the "Corporation"), and Lockheed Martin Tactical Systems, Inc., a New York corporation (the "Guarantor"), propose to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, the Corporation proposes to issue and sell to the firms named in Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities"), which Securities shall be fully and unconditionally guaranteed by the Guarantor (the "Guarantees").

     The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement.

     1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Designated Securities, for whom the firms designated as representatives of the Underwriters of such Designated Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. The obligation of the Corporation to issue and
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sell any of the Securities, the obligation of the Guarantor to provide the
Guarantees and the obligation of any of the Underwriters to purchase any of the Securities shall be further evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     2. The Corporation and the Guarantor represent and warrant to, and agree with, each Underwriter that:

          (a) The Corporation meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended, and the rules and regulations adopted thereunder (respectively, the "Securities Act" and the "Rules"), and the Staff of the Securities and Exchange Commission (the "Commission") has concurred in the Guarantor's request that the Guarantor be entitled to use Form S-3. The Corporation and the Guarantor have carefully prepared and filed with the Commission a registration statement or registration statements on Form S-3 (the file number or numbers of which is or are set forth in Schedule II to the Pricing Agreement relating to the applicable Designated Securities), which has become effective, for the registration under the Securities Act of the Securities and the Guarantees. Such registration statement or registration statements, as amended at the date of this Agreement, meet or meets, as the case may be, the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies in all other material respects with such Rule. The Corporation and the Guarantor propose to file with the Commission pursuant to Rule 424 under the Securities Act ("Rule 424") a supplement to the form of prospectus included in such registration statement relating to such Designated Securities and the plan of distribution thereof and have previously advised you of all further information (financial and other) with respect to the Corporation and the Guarantor to be set forth therein. The registration statement as amended at the date of this Agreement, including the exhibits thereto and all documents incorporated therein by reference pursuant to Item 12 of Form S-3 (the "Incorporated Documents"), is hereinafter referred to as the

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"Registration Statement," and the prospectus as then amended in relation to the applicable Designated Securities, including the Incorporated Documents, is hereinafter referred to as the "Basic Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424 (including the Basic Prospectus as so supplemented) is hereinafter called the "Final Prospectus." Any preliminary form of the Final Prospectus which has heretofore been filed pursuant to Rule 424 is hereinafter called an "Interim Prospectus." If the Corporation and the Guarantor have filed an abbreviated registration statement to register additional Designated Securities pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference hereunder to the term "Registration Statement" also shall be deemed to include such Rule 462 Registration Statement. Any reference herein to the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus shall be deemed to refer to and include the Incorporated Documents which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement, the date of the Pricing Agreement relating to such Designated Securities or the issue date of the Basic Prospectus, any Interim Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend," "amendment," or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any Incorporated Documents under the Exchange Act after the date of this Agreement, the date of the Pricing Agreement relating to such Designated Securities or the issue date of the Basic Prospectus, any Interim Prospectus or the Final Prospectus, as the case may be.

          (b) The Commission has not issued an order preventing or suspending the use of the Basic Prospectus or any Interim Prospectus.

          (c) The Basic Prospectus and any Interim Prospectus have complied in all material respects with the requirements of the Securities Act and of the Rules and, as of their respective dates, did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

          (d) As of the date hereof, when the Final Prospectus is first filed with the Commission pursuant to Rule 424, when, before the Time of Delivery (as hereinafter defined) for any Designated Securities, any amendment to the Registration Statement becomes effective, when, before such Time of Delivery, any document incorporated by reference in the Registration Statement is filed with the Commission, when any supplement to the Final Prospectus is filed with the Commission and at such Time of Delivery, the Registration Statement, the Final Prospectus and any such amendment or supplement will comply in all material respects with the requirements of the Securities Act and the Rules, the Incorporated Documents will comply in all material respects with the

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requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations adopted by the Commission thereunder, and no part of the Registration Statement, the Final Prospectus or any such amendment or supplement will include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; except that this representation and warranty does not apply to (i) statements or omissions in the Registration Statement or Final Prospectus (or in amendments or supplements thereto) made in reliance upon information furnished in writing to the Corporation or the Guarantor by the Representatives on behalf of any Underwriter of such Designated Securities expressly for use therein or (ii) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification of the Trustee under the Trust Indenture Act of 1939 on Form T-1, except statements or omissions in such statement made in reliance upon information furnished in writing to the Trustee by or on behalf of the Corporation or the Guarantor for use therein.

          (e) The certificates delivered pursuant to paragraph (e) of Section 5 hereof and all other documents delivered by the Corporation or the Guarantor or any of their representatives in connection with the issuance and sale of the applicable Designated Securities were on the dates on which they were delivered, or will be on the dates on which they are to be delivered, in all material respects true and complete.

          (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Corporation or the Guarantor of the transactions contemplated by this Agreement or the Pricing Agreement relating to the applicable Designated Securities, except those which have been obtained or which may be required under the Securities Act and such qualifications as may be required under state laws in connection with the purchase and distribution of such Designated Securities by the Underwriters, and consummation of such transactions will not result in the material breach of any terms of, or constitute a material default under, any other material agreement or undertaking of the Corporation or the Guarantor.

     3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Final Prospectus as amended or supplemented. The Corporation and the Guarantor hereby confirm that the Underwriters of any Designated Securities have been authorized to distribute any Interim Prospectus and are authorized to distribute the Final Prospectus, each in such form as shall be provided to the Underwriters by the Corporation and the Guarantor (as they may be amended or supplemented from time to time if the Corporation and the Guarantor furnish amendments or supplements thereto to such Underwriters).

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     4.   Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Corporation, shall be delivered by or on behalf of the Corporation and the Guarantor to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks payable in immediately available, same-day funds or any other method specified in the Pricing Agreement, payable to the order of the Corporation in the funds specified in such Pricing Agreement, all at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Corporation may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

     5. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and statements of officers of the Corporation and the Guarantor made pursuant to the provisions hereof are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Corporation shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Final Prospectus shall have been filed or mailed for filing with the Commission in accordance with Rule 424(b).

          (b) No order suspending the effectiveness of the Registration Statement, as amended from time to time, shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Final Prospectus) shall have been complied with to the reasonable satisfaction of the Representatives.

          (c) Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, other than in connection with the transactions contemplated by the Agreement and Plan of Merger dated as of January 7, 1996, by and among Loral Corporation, the Corporation and the Guarantor, as amended, or in connection with the adoption of new accounting standards, (i) there shall not have been any material adverse change in the capital stock or long-term debt of the Corporation and its subsidiaries taken as a whole, (ii) there shall not have been any material adverse change in the general affairs, management, financial position or results of operations of the Corporation and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, in

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each case other than as included or incorporated in or contemplated by the Final
Prospectus and (iii) the Corporation and its subsidiaries taken as a whole shall not have sustained any material loss or interference with their business taken as a whole from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree that is not set forth in the Final Prospectus if, in the judgment of the Representatives, any such development referred to in clauses (i), (ii) or (iii) makes it impracticable or inadvisable to proceed with the offering and delivery of such Designated Securities as contemplated by the Registration Statement and the Final Prospectus.

          (d) The representations and warranties of the Corporation and the Guarantor contained herein shall be true and correct as of the date hereof, on and as of the date of the Pricing Agreement for such Designated Securities, as of the date of the effectiveness of any amendment to the Registration Statement filed before the Time of Delivery for such Designated Securities, as of the date of the filing of any document incorporated by reference therein before the Time of Delivery for such Designated Securities and at and as of the Time of Delivery for such Designated Securities and the Corporation and the Guarantor shall have performed all covenants and agreements herein contained to be performed on its part at or prior to the Time of Delivery for such Designated Securities.

          (e) The Representatives shall have received at the Time of Delivery for such Designated Securities certificates, dated the date of the Time of Delivery for such Designated Securities, of the chief executive officer or a vice president and the principal financial or accounting officer or the treasurer of the Corporation and the Guarantor, each of which shall certify that
(i) no order suspending the effectiveness of the Registration Statement or prohibiting the sale of such Designated Securities has been issued and no proceedings for such purpose are pending before or, to the knowledge of such officers, threatened by the Commission and (ii) the representations and warranties of the Corporation or the Guarantor, as the case may be, contained herein are true and correct at and as of such Time of Delivery and the Corporation has performed all covenants and agreements herein contained to be performed on its part at or prior to such Time of Delivery.

          (f) On the date of the Pricing Agreement for such Designated Securities and at the Time of Delivery for such Designated Securities, the independent accountants of the Corporation shall have furnished to the Representatives a letter dated the date of the Pricing Agreement and a letter dated such Time of Delivery, respectively, to the effect set forth in Exhibit A hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives.

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          (g) On the date of the Pricing Agreement for such Designated
Securities and at the Time of Delivery for such Designated Securities, the independent accountants of Loral Corporation shall have furnished to the Representatives a letter dated the date of the Pricing Agreement and a letter dated such Time of Delivery, respectively, to the effect set forth in Exhibit B hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives.

          (h) Counsel for the Corporation reasonably satisfactory to the Representatives shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, substantially in the form of opinion set forth in Exhibit C hereto.

          (i) Counsel for the Underwriters shall have furnished to the Representatives such opinion or opinions, dated the Time of Delivery for such Designated Securities, with respect to the incorporation of the Corporation and the Guarantor, the validity of the Indenture, such Designated Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as the Representatives may reasonably request, and such counsel shall have been given access to such papers and information as they may reasonably request to enable them to pass upon such matters.

          (j) Subsequent to the date of the Pricing Agreement related to such Designated Securities, no downgrading by Moody's Investors Service, Inc., Standard & Poor's Corporation or Duff & Phelps shall have occurred in the rating accorded to the debt securities of the Corporation that are guaranteed by the Guarantor.

          (k) Subsequent to the execution of the Pricing Agreement relating to such Designated Securities, neither the Corporation nor the Guarantor shall have filed an Incorporated Document under the Exchange Act unless a copy thereof shall have first been submitted to the Representatives within a reasonable period of time prior to the filing thereof and the Representatives shall not have promptly and reasonably objected thereto in writing.

     6. The Corporation and the Guarantor agree with each of the Underwriters of any Designated Securities:

          (a) To make no further amendment or any supplement to the Registration Statement or the Basic Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Designated Securities and prior to the Time of Delivery for such Designated Securities which shall be reasonably disapproved in writing by the Representatives for such Designated Securities promptly after reasonable notice thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Corporation and the Guarantor with the

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Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act;
and to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof for so long as the delivery of a prospectus is required in connection with the offering or sale of such Designated Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or become effective or any supplement to the Basic Prospectus has been filed, or mailed for filing, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplementing of the Registration Statement or the Basic Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to promptly use all reasonable efforts to obtain its withdrawal. The Corporation and the Guarantor promptly will cause the Final Prospectus to be filed or mailed for filing with the Commission in accordance with Rule 424(b).

          (b) As soon as the Corporation or the Guarantor is advised thereof, to advise the Representatives (i) when the Final Prospectus shall have been filed with or mailed to the Commission for filing in accordance with Rule 424(b), (ii) when any amendment to the Registration Statement relating to the Designated Securities shall have become effective, (iii) of the initiation or threatening by the Commission of any proceedings for the issuance of any order suspending the effectiveness of the Registration Statement or the qualification of the Indenture, (iv) of receipt by the Corporation or the Guarantor or any representative of or attorney for the Corporation or the Guarantor of any other communication from the Commission relating to the Corporation, the Guarantor, the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus and (v) of the receipt by the Corporation or the Guarantor or any representative of or attorney for the Corporation or the Guarantor of any notification with respect to the suspension of the qualification of such Designated Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Corporation and the Guarantor each will make every reasonable effort to prevent the issuance of an order suspending the effectiveness of the Registration Statement or the qualification of the Indenture and if any such order is issued to obtain as soon as possible the lifting thereof.

          (c) To deliver to the Representatives, without charge, (i) a signed copy of the Registration Statement and of any amendments thereto (including conformed copies of all exhibits filed with, or incorporated by reference in, any such document),

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and (ii) as many conformed copies of the Registration Statement and of any amendments thereto which shall become effective on or before the Time of Delivery for such Designated Securities (excluding exhibits) as the Representatives may reasonably request.

          (d) During such period as a prospectus is required by law to be delivered by an Underwriter or dealer, to deliver, without charge to the Representatives and to Underwriters and dealers, at such office or offices as the Representatives may designate, as many copies of any Interim Prospectus and the Final Prospectus as the Representatives may reasonably request.

          (e) During the period in which copies of the Final Prospectus are to be delivered as provided in paragraph (d) above, if any event occurs as a result of which it shall be necessary to amend or supplement the Final Prospectus in order to ensure that no part of the Final Prospectus contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances existing when the Final Prospectus is to be delivered to a purchaser, not misleading, forthwith to prepare, deliver to the Representatives, file with the Commission and deliver without charge, to the Underwriters and to dealers (to the extent requested and at the addresses furnished by the Representatives to the Corporation) to whom such Designated Securities may have been sold by the Underwriters, and to other dealers upon request, either amendments or supplements to the Final Prospectus so that the statements in the Final Prospectus, as so amended or supplemented, will comply with the standards set forth in this paragraph (e). Delivery by Underwriters of any such amendments or supplements to the Final Prospectus shall not constitute a waiver of any of the conditions set forth in Section 5 hereof.

          (f) To make generally available to its security holders as soon as practicable an earnings statement of the Corporation and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules thereunder (including, at the option of the Corporation, Rule 158).

          (g) Promptly from time to time to take such action as the Representatives may request in order to qualify such Designated Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions as the Representatives may reasonably request; provided that in no event shall the Corporation or the Guarantor be obligated to subject itself to taxation or to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of such Designated Securities, in any jurisdiction where it is not now so subject.

          (h) For a period of five years following the date of issuance of such Designated Securities, to supply to the Representatives and to each other Underwriter who may so request in

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writing copies of such financial statements and other periodic and special reports as the Corporation or the Guarantor may from time to time distribute generally to the holders of any class of its capital stock and to furnish to the Representatives copies of each annual or other report it shall be required to file with the Commission.

          (i) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of
(i) the termination of trading restrictions for such Designated Securities, as notified to the Corporation by the Representatives, or (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Corporation or the Guarantor that mature more than one year after such Time of Delivery and that are substantially similar to such Designated Securities, without the prior written consent of the Representatives.

          (j) If the Final Prospectus states that such Designated Securities will be listed on a stock exchange, to use its best efforts to cause such Designated Securities to be listed on such stock exchange.

     7. The Corporation and the Guarantor covenant and agree with each Underwriter that the Corporation and the Guarantor will pay or cause to be paid the following: (i) the fees, disbursements and expenses of their counsel and accountants in connection with the registration of the Securities under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Basic Prospectus, any Interim Prospectus and the Final Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 6(g) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee in connection with any Indenture and the Securities;
(viii) the fee, if any, for listing the Securities on any national securities exchange; and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and

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Section 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     8. (a) The Corporation and the Guarantor each agree to indemnify and hold harmless each Underwriter against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, provided that legal expenses relate to counsel acceptable to the Corporation and the Guarantor), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise solely out of or are based solely upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such untrue statement or omission or alleged untrue statement or omission was made in (i) the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Corporation or the Guarantor by the Representatives on behalf of any Underwriter of Designated Securities expressly for use in the Registration Statement, the Basic Prospectus, the Interim Prospectus or the Final Prospectus as amended or supplemented relating to such Designated Securities or (ii) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification on Form T-1 of any Trustee under the Trust Indenture Act, except statements or omissions in such Statement made in reliance upon information furnished in writing to such Trustee by or on behalf of the Corporation or the Guarantor for use therein; provided, however, that such indemnity with respect to the Basic Prospectus or any Interim Prospectus shall not inure to the benefit of any Underwriter of Designated Securities (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased Designated Securities that are the subject thereof if such person did not receive a copy of the Final Prospectus (not including the Incorporated Documents) at or prior to the confirmation of the sale of such Designated Securities to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in the Basic Prospectus or any Interim Prospectus was corrected in the Final Prospectus, unless such failure to deliver the Final Prospectus was a result of noncompliance by the Corporation and the Guarantor with Section 6(d) hereof.

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          (b) Each Underwriter of Designated Securities agrees to indemnify and hold harmless the Corporation and the Guarantor to the same extent as the foregoing indemnity from the Corporation and the Guarantor to each Underwriter, but only insofar as such losses, claims, damages or liabilities arise solely out of or are based upon any untrue statement or omission or alleged untrue statement or omission that was made in the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to the Corporation or the Guarantor by the Representatives on behalf of such Underwriter expressly for use in the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus as amended or supplemented relating to such Designated Securities; provided, however, that the obligation of each such Underwriter to indemnify the Corporation and the Guarantor hereunder shall be limited to the total price at which the Designated Securities purchased by such Underwriter hereunder were offered to the public.

          (c) Any party that proposes to assert the right to be indemnified under this Section 8 will, promptly after receipt of notice of commencement of any action, suit or proceeding against any such party in respect of which a claim is to be made against an indemnifying party under this Section 8, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 8 (it being understood that the omission so to notify such indemnifying party shall relieve it from any liability it may have to any indemnified party under this Section 8; provided, however, that timely notice hereunder to the Representatives made pursuant to Section 13 hereof shall be deemed timely notice to any Underwriter that is an indemnifying party). In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, such indemnifying party or parties shall be entitled to participate in, and, to the extent that it or they shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party or parties to such indemnified party of its or their election so to assume the defense thereof, the indemnifying party or parties shall not be liable to such indemnified party for any legal or other expenses, other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized by the indemnifying party or parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying party or parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying party or parties shall not have the right to direct the defense of such action on behalf of the indemnified party), or (iii) the indemnifying party or parties shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party or parties. In the event that the indemnified party retains separate counsel pursuant to clauses (i), (ii), or (iii) of the previous sentence, such counsel shall be reasonably acceptable to the indemnifying party. Any indemnifying party shall not be liable for any settlement of any action or claim effected without its written consent.

          (d) If the indemnification provided for in this Section 8 is unavailable to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein (other than because such indemnification, by its terms, does not apply), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Corporation and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or actions in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Corporation and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Corporation and the Guarantor on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Corporation bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Corporation and the Guarantor on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Corporation, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Designated Securities and not joint.

          (e) The obligations of the Corporation and the Guarantor under this
Section 8 shall be in addition to any liability which the Corporation and the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Securities Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Corporation or the Guarantor and to each person, if any, who controls the Corporation or the Guarantor within the meaning of the Securities Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein and in the Pricing Agreement. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Corporation shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Corporation that they have so arranged for the purchase of such Designated Securities, or the Corporation notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Corporation shall have the right to postpone the Time of

Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Final Prospectus as amended or supplemented, or in any other documents or arrangements, and the Corporation agrees to file promptly any amendments or supplements to the Registration Statement or the Final Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section 9 with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

          (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Corporation as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-tenth of the aggregate principal amount of the Designated Securities, then the Corporation shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Corporation as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-tenth of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Corporation shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Corporation, except for the expenses to be borne by the Corporation and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     10. Any Pricing Agreement may be terminated by the Representatives or by Underwriters who have agreed to purchase in the aggregate at least 50% of the principal amount of the applicable Designated Securities by notifying the Corporation at any time,

          (a) prior to the earliest of (i) 11:00 a.m., New York time, on the day following the date of the applicable Pricing Agreement, (ii) the time of release by the Representatives for publication of the first newspaper advertisement that is subsequently published with respect to such Designated Securities or (iii) the time when such Designated Securities are first generally offered by the Representatives to dealers by letter or telegram;

          (b) at or prior to the Time of Delivery for such Designated Securities if, in the judgment of the Representatives or in the judgment of such Underwriters, as the case may be, payment for and delivery of such Designated Securities is rendered impracticable or inadvisable because (i) additional material governmental restrictions, not in force and effect on the date hereof or on the date of such Pricing Agreement, shall have been imposed upon trading in securities generally or minimum or maximum prices shall have been generally established on the New York Stock Exchange, or trading in securities generally shall have been suspended on such Exchange or a general banking moratorium shall have been established by Federal or New York authorities, (ii) any event shall have occurred or shall exist which makes untrue or incorrect in any material respect any material statement or information contained in the Registration Statement or the Final Prospectus or which is not reflected in the Registration Statement or the Final Prospectus but should be reflected therein in order to make the statements or information contained therein not misleading in any material respect or (iii) hostilities involving the United States or other national calamity shall have occurred or shall have accelerated to such an extent as, in the judgment of the Representatives, to affect adversely the marketability of such Designated Securities; or

          (c) at or prior to the Time of Delivery for such Designated Securities, if any of the conditions specified in Section 5 hereof shall not have been fulfilled when and as required by this Agreement.

     If this Agreement is terminated pursuant to any of the provisions hereof, the Corporation and the Guarantor shall not be under any liability (except as otherwise provided herein) to any Underwriter and no Underwriter shall be under any liability to the Corporation or the Guarantor, except that (a) if this Agreement is terminated by the Representatives or the Underwriters because of any failure or refusal on the part of the Corporation or the Guarantor to comply with the terms or to fulfill any of the conditions of this Agreement, the Corporation or the Guarantor, as the case may be, will reimburse the Underwriters for all reasonable out-of-pocket expenses (including the fees and disbursements of their counsel) incurred by them and (b) no Underwriter who shall have failed or refused to purchase Designated Securities agreed to be purchased by it hereunder, without some reason sufficient hereunder to justify its cancellation or termination of its obligations hereunder, shall be relieved of liability to the Corporation or the Guarantor or to the other Underwriters for damages occasioned by its default.

     11. The respective indemnities, agreements, representations, warranties and other statements of the Corporation and the Guarantor and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any termination of this Agreement, any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Corporation or the Guarantor, or any officer or director or controlling person of the Corporation or the Guarantor, and shall survive delivery of and payment for the Securities.

     12. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, neither the Corporation nor the Guarantor shall then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Section 7 and Section 8 hereof; but, if for any other reason Designated Securities are not delivered by or on behalf of the Corporation as provided herein, the Corporation and the Guarantor will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Corporation and the Guarantor shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 7 and Section 8 hereof.

     13. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

          All statements, requests, notices and agreements hereunder shall be in writing or by telegram if promptly confirmed in writing, and if to the Underwriters shall be sufficient in all respects if delivered or sent by registered mail to the address of the Representatives as set forth in the Pricing Agreement; and if to the Corporation or the Guarantor shall be sufficient in all respects if delivered or sent by registered mail to the address of the Corporation or the Guarantor set forth in the Registration Statement; Attention: Vice President and General Counsel; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by registered mail to such Underwriter at its address set forth in its Underwriters'

Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Corporation by the Representatives upon request.

     14. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Corporation and the Guarantor and, to the extent provided in Section 8 and Section 11 hereof, the officers and directors of the Corporation and the Guarantor and each person who controls the Corporation or the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     15.  Time shall be of the essence of each Pricing Agreement.

     16. This Agreement and each Pricing Agreement shall be construed in accordance with the laws of the State of New York.

     17. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return counterparts hereof.

                              Very truly yours,

                              LOCKHEED MARTIN CORPORATION


                              By:________________________________



                              LOCKHEED MARTIN TACTICAL
                                SYSTEMS, INC.


                              By:________________________________

Accepted as of the date hereof:

_________________________
_________________________
_________________________


     On behalf of itself and each of the
     Underwriters

     _________________________


     ______________________________
     By:

                          LOCKHEED MARTIN CORPORATION
                     LOCKHEED MARTIN TACTICAL SYSTEMS, INC.

                               Pricing Agreement
                               -----------------



_________________________
_________________________
_________________________
c/o _____________________
    _____________________
    _____________________


                                                               ________ __, 199_


Dear Sirs:

     Lockheed Martin Corporation, a Maryland corporation (the "Corporation"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement dated ________ __, 1996 (the "Underwriting Agreement"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"), which Designated Securities shall be fully and unconditionally guaranteed by Lockheed Martin Tactical Systems, Inc., a New York corporation ("the Guarantor"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 13 of the Underwriting Agreement and the address of the Representatives referred to in such Section 13 are set forth at the end of Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Final Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed, or, in the case of a supplement, proposed to be filed or mailed for filing, with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Corporation agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Corporation, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

     If the foregoing is in accordance with your understanding, please sign and return to us counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters, the Corporation and the Guarantor. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Corporation for examination, upon request.

                                 Very truly yours,

                                 LOCKHEED MARTIN CORPORATION


                                 By:_______________________________



                                 LOCKHEED MARTIN TACTICAL
                                   SYSTEMS, INC.


                                 By:_______________________________



Accepted as of the date hereof:

_________________________
_________________________
_________________________

     On behalf of itself and each of the
     Underwriters

     _________________________


     ___________________________________
     By:

                                   SCHEDULE I



               Principal Amount of Designated Securities
                            to be Purchased
               -----------------------------------------

Underwriter
-----------

                                  SCHEDULE II



Registration Statement No.:  33-
--------------------------


Title of Designated Securities:
------------------------------

     [   %] Guaranteed [Floating Rate] [Zero Coupon] [Notes]
     [Debentures] due


Aggregate principal amount:
--------------------------

     $


Price to Public:
---------------

       % of the principal amount of the Designated Securities,
     plus accrued interest from           to           [and
     accrued amortization, if any, from          to           ]


Purchase Price by Underwriters:
------------------------------

        % of the principal amount of the Designated Securities,
     plus accrued interest from           to
          [and accrued amortization, if any, from
             to             ]


Specified funds for payment of purchase price:
---------------------------------------------

          [New York] Clearing House funds


Indenture:
---------

     Indenture, dated               , 199 , between the
     Corporation, the Guarantor and                            ,
     as Trustee


Maturity:
--------



Interest Rate:
-------------

     [  %] [Zero Coupon] [See Floating Rate Provisions]

 Interest Payment Dates:
 ----------------------

     [months and dates, commencing            , 19  ]


Redemption Provisions:
---------------------

     [No provisions for redemption]

     [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Corporation, in the
     amount of $         or an integral multiple thereof,

     [on or after               ,     at the following redemption
     prices (expressed in percentages of principal amount).  If
     [redeemed on or before          ,          % and if]
     redeemed during the 12-month period beginning          ,

                                                 Redemption
               Year                                 Price
               ----                              ----------



     and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

     [on any interest payment date falling on or after         ,
              , at the election of the Corporation, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]

     [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

     [Restriction on refunding]


Sinking Fund Provisions:
-----------------------

     [No sinking fund provisions]

     [The Designated Securities are entitled to the benefit of a sinking fund to
     retire $           principal amount of Designated Securities on
     in each of the years        through        at 100% of their principal
     amount plus accrued interest] [, together with [cumulative] [noncumulative] redemptions at the option of the Corporation to retire an additional $
     principal amount of Designated Securities in the years        through
     at 100% of their principal amount plus accrued interest. Any sinking fund requirement shall be reduced by the aggregate principal amount of Debt Securities delivered to the Trustee
     by the Corporation at least     days prior to the date on which payments
     are to be made under the sinking fund and designated for that purpose.]

[If Securities are extendable debt Securities, insert--
 ------------------------------------------------------

Extendable provisions:

          Securities are repayable on            ,           [insert date and
     years], at the option of the holders, at their principal amount with
     accrued interest.  Initial annual interest rate will be    %, and
     thereafter annual interest rate will be adjusted on               ,
     , and       to a rate not less than    % of the effective annual interest
     rate on U.S. Treasury obligations with
           -year maturities as of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].]

[If Securities are Floating Rate debt Securities, insert--
 ---------------------------------------------------------

Floating rate provisions:

          Initial annual interest rate will be    % through
               [and thereafter will be adjusted [monthly] [on
     each      ,       ,       and                       ] [to
                    an annual rate of      % above the average rate
                    for      -year [month] [securities]
                    [certificates of deposit] by         and
                          [insert names of banks].]  [and the
                    annual interest rate [thereafter] [from
                          through        ] will be the interest
                    yield equivalent of the weekly average per
                    annum market discount rate for        -month
                    Treasury bills plus
        % of Interest Differential (the excess, if any, of (i) then current
     weekly average per annum secondary market yield for      -month
     certificates of deposit over (ii) then current interest yield equivalent of
     the weekly average per annum market discount rate for      -month Treasury
     bills); [from and thereafter the rate will be the then current interest
     yield equivalent plus    % of Interest Differential].]


Time of Delivery:
----------------



Closing Location:
----------------



Names and addresses of Representatives:

     Designated Representatives:

     Address for Notice, etc.:


[Other Terms]*:







__________________

  * A description of particular tax, accounting or other unusual features of the Securities should be set forth, or referenced to an attached and accompanying description, if necessary to the issuer's understanding of the transaction contemplated. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.


                                     II-5